SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 29, 2004

LIONS GATE ENTERTAINMENT CORP.

(Exact name of registrant as specified in charter)

British Columbia, Canada
(State or Other Jurisdiction of Incorporation)

1-14880 (Commission File Number)	(IRS Employer Identification No.)

555 Brooksbank Avenue
North Vancouver, British Columbia V7J 3S5
And
2700 Colorado Avenue, Suite 200
Santa Monica, California 90404
(Address of principal executive offices)

(604) 983-5555
(Registrant’s telephone number, including area code)

NO CHANGE

(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure.
SIGNATURES

Item 9. Regulation FD Disclosure.

We have applied to list our common shares on the New York Stock Exchange (the “NYSE”). If our application is approved, we expect our common shares to begin trading on the NYSE on or about August 9, 2004.

Forward Looking Statement

This report contains a “forward-looking statement” within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify the forward-looking statement by the term “expect.” This forward-looking statement reflects our current view with respect to future events and is based on assumptions and is subject to risks and uncertainties. Also, this forward-looking statement presents our estimates and assumptions only as of the date of this report. Except for our ongoing obligation to disclose material information as required by federal securities laws, we do not intend to update you concerning any future revisions to this forward-looking statement to reflect events or circumstances occurring after the date of this report. Factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statement include, but are not limited to, our listing application being delayed or denied as well those factors described in “Risk Factors” found in our Annual Report on Form 10-K for the fiscal year ended March 31, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIONS GATE ENTERTAINMENT CORP.

Date: July 28, 2004

By:	/s/ Wayne Levin
	Name:	Wayne Levin
	Title:	Executive Vice President, Corporate Operations and General Counsel